SIGNIFICANT ACCOUNTING POLICIES (Narrative) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
SIGNIFICANT ACCOUNTING POLICIES [Abstract]
Short-term Interest bearing deposits	$ 16,453	$ 20,520
Weighted average interest	1.35%	1.59%
Inventories	34,707	36,862
Inventory reserves	6,033	5,402
Impairment of intangibles assets (see also Note 9)	323	3,370	123
Impairment of investment in affiliated company	1,000	200	9,387	[1]
Shipping and handling costs	6,610	6,475	4,408
Advertising expenses	$ 9,049	$ 6,334	$ 5,723

[1]	On November 22, 2010, the Company entered into an exclusive supply agreement ("the agreement") with an existing customer of the Company ("the customer"). In connection with such agreement, the Company invested $9,169 in exchange for preferred units which constitute an immaterial percentage of the customer's equity. The Company recorded the fair value of the preferred units received as part of the investments in affiliated companies and the fair value of the exclusive supply right in the amount of $1,400 was recorded as part of the intangible assets based on its fair value as was calculated by a third party appraisal. On October 5, 2011, the Company invested in this customer an additional $3,200 in exchange for additional preferred units. In December 2011, this customer filed for bankruptcy under protection of Chapter 11 of the U.S. Bankruptcy Code from which it emerged at the end of January 2012. The Company expects to continue doing business under a new exclusive supply agreement concluded with this customer under its new ownership. During 2011, the Company wrote off $9,387, reflecting losses related to the Company's investment in this customer.